Exhibit 99.2

                       SUPPLEMENTARY METRIS MASTER TRUST DATA
                                 SERIES 1997-1


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 68.7000000
    of an original principal amount of $1,000 per Certificate:           Class B  $ 71.1000000


2.  The amount of such distribution allocable to Certificate             Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Certificate:


3.  The amount of such distribution allocable to Certificate             Class A  $ 68.7000000
    Interest stated on the basis of an original principal amount         Class B  $ 71.1000000
    of $1,000 per Certificate:


4.  The amount of Principal Collections received in the                  Class A  $ 340,133,006.59
    Collection Account during the period from January 1, 2001 to         Class B  $  58,643,621.86
    December 31, 2001 and allocated in respect of the Class A                     $ 398,776,628.45
    Certificates, and the Class B Certificates respectively:


5.  The amount of Finance Charge Collections processed during            Class A  $162,401,667.69
    the period from January 1, 2001 to December 31, 2001 and             Class B  $ 28,000,287.56
    allocated in respect of the Class A Certificates, and the                     $190,401,955.25
    Class B Certificates, respectively:


6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   850,000,000.00{1}
    Class A Invested Amount                                              $   616,250,000.00
    Class B Invested Amount                                              $   106,250,000.00


    Floating Allocation Percentage                                               9.7952677%{1}
    Class A Floating Allocation Percentage                                       7.1015691%
    Class B Floating Allocation Percentage                                       1.2244085%


    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.


8.  The aggregate Investor Default Amount for the period from            $ 111,753,096.66
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and the         Class A  $ 0
    Class B Investor Charge-Offs, for the period from                    Class B  $ 0
    January 1, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 17,000,000.00{1}
    1, 2001 to December 31, 2001.


11. The Class A Pool Factor, and the Class B Pool Factor as of           Class A Pool Factor        1.0000000
    December 31, 2001:                                                   Class B Pool Factor        1.0000000

12. The amount of Reallocated Class B Principal Collections for          Class B  $ 0
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.


14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 2001.

    Reserve Amount
    Reserve Account Balance                                           $ 21,500,000.00
                                                                      $ 21,500,000.00


{1} Figure includes all classes of securities for Series including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-2


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 40.9979167
    of an original principal amount of $1,000 per Certificate:           Class B  $ 43.3298611


2.  The amount of such distribution allocable to Certificate             Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Certificate:


3.  The amount of such distribution allocable to Certificate             Class A  $ 40.9979167
    Interest stated on the basis of an original principal amount         Class B  $ 43.3298611
    of $1,000 per Certificate:

4.  The amount of Principal Collections received in the                  Class A  $ 251,132,686.46
    Collection Account during the period from January 1, 2001 to         Class B  $  56,021,906.98
    December 31, 2001 and allocated in respect of the Class A                     $ 307,154,593.44
    Certificates, and the Class B Certificates respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 119,907,113.71
    the period from January 1, 2001 to December 31, 2001 and             Class B  $  26,748,510.07
    allocated in respect of the Class A Certificates, and the                     $ 146,655,623.78
    Class B Certificates respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   700,000,000.00{1}
    Class A Invested Amount                                              $   455,000,000.00
    Class B Invested Amount                                              $   101,500,000.00

    Floating Allocation Percentage                                                8.0666910%{1}
    Class A Floating Allocation Percentage                                        5.2433492%
    Class B Floating Allocation Percentage                                        1.1696702%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    92,036,576.14
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs, Class          Class A  $ 0
    B Investor Charge-Offs, Charge-Offs for the period from              Class B  $ 0
    January 1, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $    14,000,000.00{1}
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor, and the Class B Pool Factor as of           Class A Pool Factor        1.0000000
    December 31, 2001:                                                   Class B Pool Factor        1.0000000

12. The amount of Reallocated Class B Principal Collections, for         Class B  $ 0
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.

14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 2001.

    Reserve Amount
    Reserve Account Balance                                           $ 0.00
                                                                      $ 0.00


{1} Figure includes all classes of securities for Series including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1998-3


1.  The total amount distributed during 2001 stated on the basis         Class A  $    45.5604167
    of an original principal amount of $1,000 per Security:

2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $    45.5604167
    Interest stated on the basis of an original principal amount of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $275,969,985.12
    Collection Account during the period from January 1, 2001 to
    December 31, 2001 and allocated in respect of the Class A
    Securities.

5.  The amount of Finance Charge Collections processed during            Class A  $ 131,766,059.05
    the period from January 1, 2001 to December 31, 2001 and
    allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   549,450,550.00{1}
    Class A Invested Amount                                              $   500,000,000.00

    Floating Allocation Percentage                                               6.3317826%{1}
    Class A Floating Allocation Percentage                                       5.7619222%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    72,254,487.94
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs                 Class A  $ 0


10. The amount of the Servicing Fee for the period from January          $    10,989,011.00{1}
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.

14. Policy Claim Amount for the period from January 1, 2001 to           $ 0.00
    December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-1


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 42.5187500
    of an original principal amount of $1,000 per Security:


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal
    amount of $1,000 per Security:


3.  The amount of such distribution allocable to Security                Class A  $ 42.5187500
    Interest stated on the basis of an original principal amount of $1,000 per Security:


4.  The amount of Principal Collections received in the                  Class A  $ 275,969,985.12
    Collection Account during the period from January 1, 2001 to
    December 31, 2001 and allocated in respect of the Class A
    Securities.


5.  The amount of Finance Charge Collections processed during            Class A  $ 131,766,059.05
    the period from January 1,  2001 to December 31, 2001 and
    allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   549,450,550.00{1}
    Class A Invested Amount                                              $   500,000,000.00

    Floating Allocation Percentage                                               6.3317826%{1}
    Class A Floating Allocation Percentage                                       5.7619222%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    72,254,487.94
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs from            Class A  $ 0
    January 1, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 10,989,011.00{1}
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.

14. Policy Claim Amount for the period from January 1, 2001 to           $ 0.00
    December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-2


1.  The total amount distributed during 2001 stated on the basis         Class A  $    44.2423611
    of an original principal amount of $1,000 per Security:


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $    44.2423611
    Interest stated on the basis of an original principal amount of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $275,969,985.12
    Collection Account during the period from January 1, 2001 to
    December 31, 2001 and allocated in respect of the Class A
    Securities.

5.  The amount of Finance Charge Collections processed during            Class A  $ 131,766,059.05
    the period from January 1, 2001 to December 31, 2001 and
    allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   549,450,550.00{1}
    Class A Invested Amount                                              $   500,000,000.00

    Floating Allocation Percentage                                                6.3317826%{1}
    Class A Floating Allocation Percentage                                        5.7619222%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                     Current
                     30 Days to 59 Days                                 $ 7,716,450,331.47
                     60 Days to 89 Days                                 $   571,510,756.92
                     90 Days and Over                                   $   290,443,527.67
                                                                        $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $   72,254,487.94
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs for the         Class A  $ 0
    period from January 1, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 10,989,011.00{1}
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.

14. Policy Claim Amount for the period from January 1, 2001 to           $ 0.00
    December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.







                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-3


1.  The total amount distributed during 2001 stated on the basis         Class A  $   43.2284722
    of an original principal amount of $1,000 per Security:


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $   43.2284722
    Interest stated on the basis of an original principal amount of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $165,581,991.07
    Collection Account during the period from January 1, 2001 to
    December 31, 2001 and allocated in respect of the Class A
    Securities:

5.  The amount of Finance Charge Collections processed during            Class A  $ 79,059,635.36
    the period from January 1, 2001 to December 31, 2001 and
    allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   329,670,330.00{1}
    Class A Invested Amount                                              $   300,000,000.00

    Floating Allocation Percentage                                                3.7990696%{1}
    Class A Floating Allocation Percentage                                        3.4571533%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    43,352,692.76
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs for the         Class A  $ 0
    period from January 1, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $     6,593,406.60{1}
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.

14. Policy Claim Amount for the period from January 1, 2001 to           $ 0.00
    December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.







                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-1


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 42.0118056
    of an original principal amount of $1,000 per Security:              Class B  $ 45.8645833

2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 42.0118056
    Interest stated on the basis of an original principal amount         Class B  $ 45.8645833
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 247,000,863.84
    Collection Account during the period from January 1, 2001 to         Class B  $  37,507,632.62
    December 31, 2001 and allocated in respect of the Class A                     $ 284,508,496.46
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 117,934,312.24
    the period from January 1, 2001 to December 31, 2001 and             Class B  $  17,908,588.61
    allocated in respect of the Class A Securities and the Class                  $ 135,842,900.85
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   662,983,425.00{1}
    Class A Invested Amount                                              $   447,514,000.00
    Class B Invested Amount                                              $    67,956,000.00

    Floating Allocation Percentage                                                 7.6401178%{1}
    Class A Floating Allocation Percentage                                          5.1570817%
    Class B Floating Allocation Percentage                                          0.7831144%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    87,184,420.67
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from January 1,          Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 13,259,668.50
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $  0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-2


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 41.0993055
    of an original principal amount of $1,000 per Security:              Class B  $ 45.0534725


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 41.0993055
    Interest stated on the basis of an original principal amount         Class B  $ 45.0534725
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 247,000,863.84
    Collection Account during the period from January 1, 2001 to         Class B  $  37,507,632.62
    December 31, 2001 and allocated in respect of the Class A                     $ 284,508,496.46
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $  117,934,312.24
    the period from January 1, 2001 to December 31, 2001 and             Class B  $   17,908,588.61
    allocated in respect of the Class A Securities and the Class                  $  135,842,900.85
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   662,983,425.00{1}
    Class A Invested Amount                                              $   447,514,000.00
    Class B Invested Amount                                              $    67,956,000.00

    Floating Allocation Percentage                                               7.6401178%{1}
    Class A Floating Allocation Percentage                                       5.1570817%
    Class B Floating Allocation Percentage                                       0.7831144%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    87,184,420.67
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from January 1,          Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 13,259,668.50
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-3


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 41.6062500
    of an original principal amount of $1,000 per Security:              Class B  $ 45.8645834


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 41.6062500
    Interest stated on the basis of an original principal amount         Class B  $ 45.8645834
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 205,833,869.22
    Collection Account during the period from January 1, 2001 to         Class B  $  36,592,516.15
    December 31, 2001 and allocated in respect of the Class A                     $ 242,426,385.37
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $  98,278,505.62
    the period from January 1, 2001 to December 31, 2001 and             Class B  $  17,471,652.25
    allocated in respect of the Class A Securities and the Class                  $ 115,750,157.87
    B Securities, respectively:


6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   552,486,188.00{1}
    Class A Invested Amount                                              $   372,928,000.00
    Class B Invested Amount                                              $    66,298,000.00

    Floating Allocation Percentage                                               6.3667648%{1}
    Class A Floating Allocation Percentage                                       4.2975642%
    Class B Floating Allocation Percentage                                       0.7640078%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    72,653,683.95
    January 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from January 1,          Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from January          $ 11,049,723.76
    1, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from January 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-1


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 37.4481250
    of an original principal amount of $1,000 per Security:              Class B  $ 42.9742361


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 37.4481250
    Interest stated on the basis of an original principal amount         Class B  $ 42.9742361
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 220,268,124.26
    Collection Account during the period from February 13, 2001          Class B  $  39,158,820.68
    to December 31, 2001 and allocated in respect of the Class A                  $ 259,426,944.94
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 104,611,104.39
    the period from February 13, 2001 to December 31, 2001 and           Class B  $  18,597,550.11
    allocated in respect of the Class A Securities and the Class                  $ 123,208,654.50
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   674,033,149.00{1}
    Class A Invested Amount                                              $   454,972,000.00
    Class B Invested Amount                                              $    80,884,000.00

    Floating Allocation Percentage                                               7.7674531%{1}
    Class A Floating Allocation Percentage                                       5.2430265%
    Class B Floating Allocation Percentage                                       0.9320946%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    78,380,770.19
    February 13, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from February            Class B  $ 0
    13, 2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from February         $ 11,892,530.08
    13, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $  0.00
    the period from February 13, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $  0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-2


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 22.0966319
    of an original principal amount of $1,000 per Security:              Class B  $ 27.0577429


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 22.0966319
    Interest stated on the basis of an original principal amount         Class B  $ 27.0577429
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 174,039,295.42
    Collection Account during the period from June 1, 2001               Class B  $  30,940,485.12
    to December 31, 2001 and allocated in respect of the Class A                  $ 204,979,780.54
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 83,628,067.92
    the period from June 1, 2001 to December 31, 2001 and                Class B  $ 14,867,291.82
    allocated in respect of the Class A Securities and the Class                  $ 98,495,359.74
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   828,729.282.00{1}
    Class A Invested Amount                                              $   559,392,000.00
    Class B Invested Amount                                              $    99,448,000.00

    Floating Allocation Percentage                                               9.5501472%{1}
    Class A Floating Allocation Percentage                                       6.4463463%
    Class B Floating Allocation Percentage                                       1.1460233%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    63,762,402.83
    June 1, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from June 1,             Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from June 1,          $     9,717,702.27
    2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from June 1, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-3


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 12.0863889
    of an original principal amount of $1,000 per Security:              Class B  $ 14.9338889


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 12.0863889
    Interest stated on the basis of an original principal amount         Class B  $ 14.9338889
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $   91,295,345.67
    Collection Account during the period from August 22, 2001 to         Class B  $   16,230,300.41
    December 31, 2001 and allocated in respect of the Class A                     $  107,525,646.08
    Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 43,838,385.23
    the period from August 22, 2001 to December 31, 2001 and             Class B  $  7,793,498.69
    allocated in respect of the Class A Securities and the Class                  $ 51,631,883.92
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   718,232,044.00{1}
    Class A Invested Amount                                              $   484,807,000.00
    Class B Invested Amount                                              $    86,188,000.00

    Floating Allocation Percentage                                               8.2767943%{1}
    Class A Floating Allocation Percentage                                       5.5868404%
    Class B Floating Allocation Percentage                                       0.9932171%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    35,074,855.60
    August 22, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from August 22,          Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from August           $    5,194,883.83
    22, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $  0.00
    the period from August 22, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $  0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-4


1.  The total amount distributed during 2001 stated on the basis         Class A  $ 6.1365972
    of an original principal amount of $1,000 per Security:              Class B  $ 8.7324307


2.  The amount of such distribution allocable to Security                Class A  $ 0
    Principal stated on the basis of an original principal               Class B  $ 0
    amount of $1,000 per Security:

3.  The amount of such distribution allocable to Security                Class A  $ 6.1365972
    Interest stated on the basis of an original principal amount         Class B  $ 8.7324307
    of $1,000 per Security:

4.  The amount of Principal Collections received in the                  Class A  $ 35,658,972.80
    Collection Account during the period from October 25,                Class B  $  6,339,343.19
    2001 to December 31, 2001 and allocated in respect of the                     $ 41,998,315.99
    Class A Securities and the Class B Securities, respectively:

5.  The amount of Finance Charge Collections processed during            Class A  $ 17,156,094.50
    the period from October 25, 2001 to December 31, 2001 and            Class B  $  3,049,958.04
    allocated in respect of the Class A Securities and the Class                  $ 20,206,052.54
    B Securities, respectively:

6.  The aggregate amount of the:

    Principal Receivables                                                $ 8,677,659,746.86{1}
    Invested Amount                                                      $   552,486,188.00{1}
    Class A Invested Amount                                              $   372,928,000.00
    Class B Invested Amount                                              $    66,298,000.00

    Floating Allocation Percentage                                               6.3667648%{1}
    Class A Floating Allocation Percentage                                       4.2975642%
    Class B Floating Allocation Percentage                                       0.7640078%

    each as of the end of the day on December 31, 2001.

7.  The aggregate outstanding balance of Receivables which are :

                      Current
                      30 Days to 59 Days                                 $ 7,716,450,331.47
                      60 Days to 89 Days                                 $   571,510,756.92
                      90 Days and Over                                   $   290,443,527.67
                                                                         $   563,254,111.63
    as of the end of the day on December 31, 2001.

8.  The aggregate Investor Default Amount for the period from            $    14,225,447.50
    October 25, 2001 to December 31, 2001.

9.  The aggregate amount of Class A Investor Charge-Offs and             Class A  $ 0
    Class B Investor Charge-Offs for the period from October 25,         Class B  $ 0
    2001 to December 31, 2001.

10. The amount of the Servicing Fee for the period from October          $ 2,058,578.67
    25, 2001 to December 31, 2001.

11. The Class A Pool Factor as of December 31, 2001:                     Class A Pool Factor        1.0000000


12. The amount of Redirected Class B Principal Collections for           $ 0.00
    the period from October 25, 2001 to December 31, 2001.

13. The aggregate amount of funds in the Excess Funding Account          $ 0.00
    and the Pre-Funding Account at December 31, 2001.



{1} Figure includes all classes of securities for Series including those privately held.